UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 6, 2008

HECKMANN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75080 Frank Sinatra Drive, Palm Desert, CA 92211

(Address of Principal Executive Offices) (Zip Code)

(760) 341-3606

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of certain slides to be used in making a presentation to analysts, stockholders and potential investors on October 6, 2008 regarding the proposed merger between Heckmann Acquisition II, Corp., a wholly-owned subsidiary of Heckmann Corporation, and China Water and Drinks, Inc., and that may be used in subsequent presentations to interested parties, including analysts, potential investors and stockholders. This information is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supersedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed Merger, Heckmann Corporation has prepared a definitive proxy statement for Heckmann stockholders which is on file with the SEC on Form 424B. Stockholders of Heckmann are advised to read Heckmann’s definitive proxy statement in connection with Heckmann’s solicitation of proxies for the special meeting because these statements will contain important information regarding the proposed transaction. The definitive proxy statement will be mailed to Heckmann stockholders as of the September 15, 2008 record date established for voting on the Merger. Heckmann stockholders may also obtain a copy of the definitive proxy statement, without charge, by directing a request to: Heckmann Corporation, 75080 Frank Sinatra Drive, Palm Desert, CA 92211. The definitive proxy statement can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s internet site (http://www.sec.gov ).

Heckmann Corporation and its respective directors and officers may be deemed to be participants in the solicitation of proxies from Heckmann’s stockholders with respect to the Merger. Information about Heckmann’s directors and executive officers is available in its Form 10-K for the year ended December 31, 2007, filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, is also contained in the definitive proxy statement filed by Heckmann with the SEC on Form 424B.

Item 9.01(d). Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Slides used in presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2008

HECKMANN CORPORATION

By:	/s/ Donald G. Ezzell
Name:	Donald G. Ezzell
Title:	Vice President, General Counsel & Secretary